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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) December 6, 2000

         GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-95349           68-0397342
-------------------------------     -----------         ----------------
(State or Other Jurisdiction of     (Commission         (I.R.S. Employer
Incorporation)                       File Number)       Identification No.)

                                                               94939
700 Larkspur Landing Circle                                  ---------
Suite 240                                                    (Zip Code)
Larkspur, California
----------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code    (415) 925-5710




          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

         In connection with the offering of the Home Equity Loan Asset-Backed Securities, Series 2000-3, Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, of which GreenPoint Home Equity Loan Trust 2000-3 is the issuer, as described in a Prospectus Supplement to the Prospectus dated as of February 15, 2000, certain "Collateral Term Sheets" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibit 99.1. Related Computational Materials (as defined in
               Item 5 above).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE
                                              SECURITIES INC.


                                            By:      /s/ David Molumby
                                                -------------------------------
                                                Name:  David Molumby
                                                Title: Vice President

Dated:  December 8, 2000


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                                  Exhibit Index

Exhibit
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99.1.    Related Computational Materials (as defined in Item 5 above).